Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events
14.
Subsequent events

For financial statements as of June 30, 2026, we have evaluated subsequent events through September 1, 2026, which is the date such financial statements are available to be issued.

SQD token acquisition

On June 19, 2026, the Company entered into a Token Acquisition Agreement with Calamari Digital Ltd. to acquire 56,174,960 SQD tokens in exchange for 802,499 of the Company's ordinary shares, valued at $2.80 per share, for aggregate consideration of approximately $2.2 million, or approximately $0.04 per SQD token. The transaction closed on July 4, 2026, after all closing conditions were satisfied by both parties.

Christian Angermayer is the majority shareholder of Calamari Digital Ltd. Mr. Angermayer is also the majority shareholder of Apeiron Investment Group Limited ("Apeiron"). Apeiron is considered a related party because it beneficially owns more than 5% of the Company's outstanding ordinary shares.

The purchase price of approximately $0.04 per SQD token was determined through arm's-length negotiations between the parties. During June 2026, the market trading price of SQD tokens ranged from approximately $0.03 to $0.05 per token, and the agreed purchase price fell within that observable market range.